                                                                       EX. 10.46



                  FIFTH AMENDMENT TO TRUST AGREEMENT BETWEEN
                       FIDELITY MANAGEMENT TRUST COMPANY
                MUNICIPAL BOND INVESTORS ASSURANCE CORPORATION

     THIS FIFTH AMENDMENT, dated as of he first day of November, 1995, by and between Fidelity Management Trust Company (the "Trustee") and Municipal Bond Investors Assurance Corporation (the "Sponsor");

                                  WITNESSETH

     WHEREAS, the Trustee and the Sponsor heretofore entered veto a trust agreement dated December 31, 1991, with regard to MBIA Inc. Employees Profit Sharing and 401(k) Salary Deferral Plan (the "Plan"); and

     WHEREAS, the Trustee and the Sponsor now desire to amend said trust agreement as provided for in Section 13 thereof;

     NOW THEREFORE, in consideration of the above premises the Trustee and the Sponsor hereby amend the trust agreement by:

     (1) Amending and restating Schedule "g" (Telephone Exchange Procedures), in its entirety, as attached.

     IN WITNESS WHEREOF, the Trustee and the Sponsor have caused this Fifth Amendment to be exempt by their duty authorized officers effective as of the day and year first above written..


MBIA INC.                                    FIDELITY MANAGEMENT TRUST COMPANY


By:___________________________               By:______________________________
                          Date                  Vice President            Date

                           MANAGED INCOME PORTFOLIO
                           ------------------------

I.   EXCHANGES BETWEEN MUTUAL FUNDS AND MANAGED INCOME PORTFOLIO
     -----------------------------------------------------------

     Participants who wish to exchange between a mutual fund and the Managed Income Portfolio may call on any business day. If the request is received before 4:00 p.m. (ET), it will receive that day's trade date. Calls received after 4:00 p.m. (EST) will be processed on a next day basis.

II.  EXCHANGES FROM MANAGED INCOME PORTFOLIO INTO SPONSOR STOCK
     ----------------------------------------------------------

     Participants who wish to exchange out of the Managed Income Portfolio into Sponsor Stock may call between the 1st and He 13th of the month. No calls will be accepted after 4:00 p.m. (ET) on the 13th (or previous business day if the 13th is not a business day).

     Managed Income Portfolio shares are sold on the 15th of the month (or the previous business day if the 15th is not a business day) and the Sponsor Stock is purchased within two (2) business days after the date on which the Managed Income Portfolio shares are sold.

III. EXCHANGES FROM SPONSOR STOCK INTO MANAGED INCOME PORTFOLIO
     ----------------------------------------------------------

     Participants who wish to exchange out of Sponsor Stock into the Managed Income Portfolio may call between the 1st and the 13th of the month. No calls will be accepted after 4:00 p.m. (ET)) on the 13th (or previous business day if the 13th is not a business day).

     The Sponsor Stock is sold on the 16th (or the next business day if the 16th is not a business day) and the subsequent purchase into the Managed Income Portfolio will take place three (3) business days later. This allows for settlement of the stock trade at the custodian and the corresponding transfer to Fidelity.

IV.  EXCHANGE RESTRICTIONS
     ---------------------

     Participants will not be permitted to make direct transfers from the Managed Income Portfolio into a competing fund. Participants who wish to exchange from the Managed Income Portfolio into a competing fund must first exchange into a non-competing fund for a period of 90 days.


MBIA INC.                                    FIDELITY MANAGEMENT TRUST COMPANY


By:___________________________               By:_______________________________
                          Date                  Vice President             Date

                                 SCHEDULE "G"

                         TELEPHONE EXCHANGE PROCEDURES
                         -----------------------------

The following telephone exchange procedures are currency employed by Fidelity Institutional Retirement Services Company (FIRSCO).

Telephone exchange hours are 8:30 a.m. (ET) to 8:00 p.m. (ET) on each business day. A "business day" is any day on which the New York Stock Exchange is open.

FIRSCO reserves the right to change these telephone exchange guidelines at its discretion.

                                 MUTUAL FUNDS
                                 ------------

     EXCHANGES BETWEEN MUTUAL FUNDS
     ------------------------------

     Participants may call on any business day to exchange between the mutual funds. If the request is received before 4:00 p.m. (ET) it will receive that day's trade date. Calls received after 4:00 p.m. (ET) will be processed on a next day basis.

                                 SPONSOR STOCK
                                 -------------

I.   EXCHANGES FROM MUTUAL FUNDS INTO SPONSOR STOCK
     ----------------------------------------------

     Sponsor Stock exchanges are processed on a monthly cycle. Participants who wish to exchange out of a mutual fund into Sponsor Stock may call between the 1st and the 13th of the month. No calls will be accepted after 4:00 p.m. (ET) on the 13th (or previous business day if the 13th is not a business day).

     Mutual fund shares are sold on the 15th of the month (or the previous business day if the 15th is not a business day) and the Sponsor Stock is purchased within two (2) business days after the date on which the mutual fund shares are sold.

II.  EXCHANGES FROM SPONSOR STOCK INTO MUTUAL FUNDS
     ----------------------------------------------

     Participant who wish to exchange out of Sponsor Stock into mutual funds may call between the 1st and the 13th of the month. No calls will be accepted after 4:00 p.m. (ET) on the 13th (or previous business day if the 13th is not a business day).

     The Sponsor Stock is sold on the 16th (or the next business day if the 16th is not a business day) find the subsequent purchase into manual funds will take place three (3) business days later, This allows for settlement of the stock trade at the custodian and the corresponding transfer to Fidelity.

                  SIXTH AMENDMENT TO TRUST AGREEMENT BETWEEN
                     FIDELITY MANAGEMENT TRUST COMPANY AND
                MUNICIPAL BOND INVESTORS ASSURANCE CORPORATION

     THIS SIXTH AMENDMENT, dated as of the first day of January, 1996, by and between Fidelity Management Trust Company (the "Trustee") and Municipal Bond Investors Assurance Corporation (the "Sponsor");

' WITNESSETH:

     WHEREAS, the Trustee and the Sponsor heretofore entered into a Trust Agreement dated December 31, 1991, with regard to the MBIA Inc. Employees Pension Plan and 401(k) Salary Deferral Plan (individually and collectively, the Plan"); and

     WHEREAS, the Trustee and the Sponsor now desire to amend said trust agreement as provided for in Section 13 thereof;

     NOW THEREFORE, in consideration of the above premises the Trustee and the Sponsor hereby amend the trust agreement by:

     (1) Amending the "investment options" portion of Schedules "A" and "an by adding the following fund:

          Fidelity Value Fund

     IN WITNESS WHEREOF, the Trustee and the Sponsor have caused this Sixth Amendment to be executed by their duly authorized officers effective as of the day and year first above written.


MBIA INC.                                    FIDELITY MANAGEMENT TRUST COMPANY


By:___________________________               By:_______________________________
                          Date                  Vice President             Date